EXHIBIT 3.1.13


 DOCUMENT PROCESSING FEE
   If document is filed on paper                      $ 150.00
   If document is filed electronically                Currently Not Available
   Fees & forms/cover sheets are
    subject to change.                                       20081128620 M
   To file electronically, access instructions               $150.00
    for this form/cover sheet and other                      SECRETARY OF STATE
    information or print copies of filed                     03-06-2008 10:29:30
    documents, visit WWW.SOS.STATE.CO.US
    and select Business Center.
   Paper documents must be typewritten or machine printed.

                                                 ABOVE SPACE FOR OFFICE USE ONLY



                               STATEMENT OF MERGER
                     (SURVIVING ENTITY IS A FOREIGN ENTITY)
       filed pursuant to ss. 7-90-203.7 and ss. 7-90-204.5 of the Colorado
                           Revised Statutes (C.R.S.)

I. For each MERGING entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

(CAUTION: AT LEAST ONE MERGING ENTITY MUST BE AN ENTITY FORMED UNDER THE LAWS OF COLORADO.)

ID Number                                19871678799
                                         (COLORADO SECRETARY OF STATE ID NUMBER)


Entity name or true name                 Econometrics, Inc.

Form of entity                           Corporation

Jurisdiction                             Colorado

Street address                           600 17th Street,
                                         (STREET NUMBER AND NAME)

                                         Suite 2800

                                         Denver     CO         80202-5428
                                         (CITY)   (STATE)   (ZIP/POSTAL CODE)
                                         __________________________  __________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

MAILING address                          ______________________________________
(LEAVE BLANK if same as street address)      (STREET NUMBER AND NAME OR
                                            POST OFFICE BOX INFORMATION)

                                         ______________________________________

                                         ______________________________________
                                         (CITY)    (STATE)   (ZIP/POSTAL CODE)

                                         __________________________  __________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)


--------------------------------------------------------------------------------

ID Number                                _______________________________________
                                         (COLORADO SECRETARY OF STATE ID NUMBER)

Entity name or true name                 _______________________________________

Form of entity                           _______________________________________


MERGEFGN                            Page 1 of 5 Rev.                   5/29/2007


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Jurisdiction                             _______________________________________

STREET address                           _______________________________________
                                               (STREET NUMBER AND NAME)

                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

MAILING address                          _______________________________________
(LEAVE BLANK if same as street address)       (STREET NUMBER AND NAME OR
                                              POST OFFICE BOX INFORMATION)

                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)


--------------------------------------------------------------------------------

ID Number                                _______________________________________
                                         (COLORADO SECRETARY OF STATE ID NUMBER)

Entity name or true name                 _______________________________________

Form of entity                           _______________________________________

Jurisdiction                             _______________________________________

STREET address                           _______________________________________
                                               (STREET NUMBER AND NAME)

                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

MAILING address                          _______________________________________
(LEAVE BLANK if same as street address)       (STREET NUMBER AND NAME OR
                                              POST OFFICE BOX INFORMATION)

                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

       (IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)
|_| There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the SURVIVING entity which is a foreign entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

       (CAUTION: THE SURVIVING ENTITY CANNOT BE AN ENTITY FORMED UNDER THE LAWS OF COLORADO.)

ID Number                                _______________________________________
                                         (COLORADO SECRETARY OF STATE ID NUMBER)


MERGE_FGN                          Page 2 of 5                    Rev. 5/29/2007

ID Number                                19871678799
                                         (COLORADO SECRETARY OF STATE ID NUMBER)


Entity name or true name                 Econometrics, Inc.

Form of entity                           Corporation

Jurisdiction                             Delaware

Street address                           c/o 330 Clematis Street
                                         (STREET NUMBER AND NAME)

                                         Suite 217

                                         West Palm Beach  FL         33401
                                         (CITY)        (STATE) (ZIP/POSTAL CODE)

                                         __________________________  __________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

MAILING address                          ______________________________________
(LEAVE BLANK if same as street address)      (STREET NUMBER AND NAME OR
                                            POST OFFICE BOX INFORMATION)

                                         ______________________________________

                                         ______________________________________
                                         (CITY)    (STATE)   (ZIP/POSTAL CODE)

                                         __________________________  __________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)


3.     Each merging entity has been merged into the surviving foreign entity.

4. (IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX AND STATE THE APPROPRIATE DOCUMENT NUMBER(S).)
|_| One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

         Document number         ___________________________
         Document number         ___________________________
         Document number         ___________________________

       (IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)
|_| There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

5. (MARK THE APPLICABLE BOX AND COMPLETE THE STATEMENT. CAUTION: MARK ONLY ONE BOX.)

|_|    The surviving foreign entity maintains a registered agent in this state.

       OR

[X] The surviving foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

       OR

|_| The surviving foreign entity has not maintained a registered agent in this state and appoints a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are


       Name
       (if an individual)                  _____________________________________
                                              (LAST)  (FIRST)  (MIDDLE) (SUFFIX)


MERGE_FGN                           Page 3 of 5                   Rev. 5/29/2007

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       OR

       (if an entity)
       (CAUTION: DO NOT PROVIDE BOTH AN INDIVIDUAL AND AN ENTITY NAME.)

STREET address                           _______________________________________
                                               (STREET NUMBER AND NAME)

                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

MAILING address                          _______________________________________
(LEAVE BLANK if same as street address)       (STREET NUMBER AND NAME OR
                                              POST OFFICE BOX INFORMATION)

                                                       CO
                                         _______________________________________
                                         (CITY)      (STATE)   (ZIP/POSTAL CODE)

                                         _______________________________________
                                         (PROVINCE - IF APPLICABLE)   (COUNTRY)

6. (IF APPLICABLE, ADOPT THE FOLLOWING STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)
|_|    This document contains additional information as provided by law.

7. (CAUTION: LEAVE BLANK IF THE DOCUMENT DOES NOT HAVE A DELAYED EFFECTIVE DATE. STATING A DELAYED EFFECTIVE DATE HAS SIGNIFICANT LEGAL CONSEQUENCES. READ INSTRUCTIONS BEFORE ENTERING A DATE.)

(IF THE FOLLOWING STATEMENT APPLIES. ADOPT THE STATEMENT BY ENTERING A DATE AND. IF APPLICABLE. TIME USING THE REQUIRED FORMAT)

       The delayed effective date and, if applicable, time of this document are
       _________________________________
       (MM/DD/YYYY HOUR: MINUTE AM/PM)

NOTICE:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing this document to be delivered for filing are

                                      Anthony     Michael
                                      ------------------------------------------
                                      (LAST)      (FIRST)    (MIDDLE)   (SUFFIX)

                                      c/o 330 Clematis Street
                                      ------------------------------------------
                                      (STREET NUMBER AND NAME OR
                                       POST OFFICE BOX INFORMATION)

                                      Ste. 217
                                      ------------------------------------------

                                      West Palm Beach    FL         33401
                                      ------------------------------------------
                                         (CITY)        (STATE) (ZIP/POSTAL CODE)

                                      ------------------------------------------
                                      (PROVINCE -- IF APPLICABLE) (COUNTRY)


       (IF APPLICABLE, ADOPT THE FOLLOWING STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)
|_| This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.


MERGE_FGN                           Page 4 of 5                   Rev. 5/29/2007

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DISCLAIMER:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).



























MERGE_FGN                         Page 5 of 5                     Rev. 5/29/2007